Exhibit 99.1

CONTACT:

Alan Lewis (Corporate Press/Investor Relations)

Take-Two Interactive Software, Inc.

(646) 536-2983

alan.lewis@take2games.com

Take-Two Interactive Software, Inc. to Change Fiscal Year-End

New York, NY – October 25, 2010 – Take-Two Interactive Software, Inc. (NASDAQ: TTWO) announced today that the Company’s Board of Directors has approved a fiscal year-end change from October 31 to March 31.  The Company noted that the change is intended to align its fiscal periods more closely with the seasonality of its business and improve comparability with industry peers.

Take-Two also announced the following planned reporting schedule:

•                 Financial results for the three and twelve months ended October 31, 2010 (the original fiscal year-end) will be issued in mid-December 2010 in a news release.  The Company will host a conference call at that time to discuss the results and also expects to provide financial guidance for the period November 1, 2010 to March 31, 2011.

•                 The Company expects to file a transition report for the five-month transition period of November 1, 2009 to March 31, 2010 on Form 10-KT within 60 days from October 25, 2010.

•                 Financial results for the three and nine months ended December 31, 2010 will be issued in early-mid February 2011, and the Company will host a conference call at that time to discuss the results.

•                 The Company expects to report financial results for the fiscal year ending March 31, 2011 in late May 2011, and will host a conference call at that time to discuss the results.

•                 As a result of the change in the fiscal year-end, the Company expects that its Annual Meeting of Stockholders for 2011 will be held on or after September 1, 2011, but no later than September 30, 2011.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a global developer, marketer and publisher of interactive entertainment software games for the PC, PlayStation®3 and PlayStation®2 computer entertainment systems, PSP® (PlayStation®Portable) system, Xbox 360® video game and entertainment system from Microsoft, Wii™, Nintendo DS™, iPhone®, iPod® touch and iPad™. The Company publishes and develops products through its wholly owned labels Rockstar Games and 2K, which publishes its titles under 2K Games, 2K Sports and 2K Play. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our ability to raise capital if needed and risks associated with international operations. Other important factors and information are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, in the section entitled “Risk Factors,” as updated in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2010, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

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